Annual Meeting of Shareholders

June 16, 2006

Forward-Looking Statements Disclosure

Statements included in this presentation that are not historical nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended by Public Law 104-67.  Forward-looking statements may be identified by words including "anticipate," "believe," "intends," "estimates," "expect," and similar expressions.  The Company cautions readers that forward-looking statements including, without limitation, those relating to the Company's future business prospects are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to factors such as those relating to economic, governmental, technological, and other risks and factors identified from time to time in the Company's reports filed with the SEC.

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FINANCIAL PERFORMANCE

	2004 Act.	2005 Act.	2006 Est. Range
Revenue ($ in Millions)	$31.1	$68.1	$160.0 - $165.0

Growth Rate	121%	119%	135% - 143%

EPS (Fully Diluted)	$.10	$.25	$.56 - $.60

EPS Growth Rate	266%	150%	124% - 140%

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COMPANY OVERVIEW

Home Solutions of America, Inc. (a.) is a leading provider of Recovery, Restoration and Rebuilding/Remodeling Services throughout the Southeast, Gulf Coast and California

(a.) Home Solutions of America, Inc. hereinafter referred to either "Home Solutions," "HOM" or the “Company”

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CORE SERVICES

First Responder Clean-Up Services	Fire and water damage restoration	Specialty interior services
- Floods, Fires, Hurricanes, etc.	Air decontamination (IAQ, asbestos, mold removal)	Cabinet manufacturing and countertop fabrication as well as installation services
Preparation of areas for next stage of rebuild (drying, mold prevention)	Upholstery and carpet care	Southern Exposure, Southern Stone, Cornerstone and Marble Man brand names
2004 and 2005 hurricane seasons	PW Stephens, Fiber Seal	Major relationships with Home Depot and Centex
Major contracts currently in Louisiana, Texas, and Florida
FERS & HSR of LA

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MANAGEMENT TEAM

Frank J. Fradella, Chairman, CEO

  Former CEO of two service related public companies

  20+ years experience in service industries

Rick J. O'Brien, President and COO

  Former owner of Fiber-Seal and other businesses

  20+ years experience in finance, m&a, and operations

Jeff Mattich, CPA, CFO

  20+ years experience in finance, accounting and operations

  Significant post-acquisition integration experience

Armando Perez, CPA, Controller

  20+ years of Private and Public accounting experience

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COMPANY HISTORY

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MAJOR CUSTOMERS

  Centex

  The Home Depot

  C&B Restoration

  Farmers Insurance

  State Farm Insurance

  Allstate
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INDUSTRY OVERVIEW

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INDUSTRY OVERVIEW

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INDUSTRY OVERVIEW

1980-2005

NCDC
NOAA's National Climatic Data Center
Asheville, North Carolina
PR 5
VI 2
HI 1
AK 0

NUMBER OF EVENTS	
(black)	21 - 25
(red)	16 - 20
(orange)	13 - 15
(yellow)	10 - 12
(green)	7 - 9
(blue)	4 - 6
(purple)	1 - 3

DISASTER TYPE	NUMBER OF EVENTS	PERCENT FREQUENCY	NORMALIZED DAMAGES (Billions of Dollars)	PERCENT DAMAGE
Tropical Storms/Hurricanes	24	35.8%	269	52.0%
Non-Tropical Floods	12	17.9%	55	10.6%
Heatwaves/Droughts	11	16.4%	145	28.1%
Severe Weather	7	10.4%	13	2.5%
Fires	6	9.0%	13	2.5%
Freezes	2	3.0%	6	1.2%
Blizzards	2	3.0%	9	1.7%
Ice Storms	2	3.0%	5	~1.0%
Noreaster	1	1.5%	2	~0.3%
	67		517

Please note that the national map color-coded by state reflects a summation of billion dollar events, for each state affected -ie. it does not mean that each state shown suffered at least $1 billion in losses for each event.

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INDUSTRY OVERVIEW

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INDUSTRY OVERVIEW

  Sizable remodeling market with estimated $138 billion in annual spending

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GEOGRAPHIC FOCUS

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GROWTH STATEGY

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FINANCIAL SUMMARY

  Revenue and EBITDA growth, driven by the Company's expansion into Recovery Services

  Industry leading operating margins - 21% 2005 EBITDA margin

  2006 guidance issued by Company management

              - $160 - $165 million in 2006 projected revenue (135% increase over 2005)

              - $.56 - $.60 EPS (fully diluted) projected (124% increase over 2005)

  Limited capital expenditures
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